UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): May 28, 2019 (May 21, 2019)

RED LION HOTELS CORPORATION

(Exact Name of Registrant as Specified in Charter)

Washington	001-13957	91-1032187
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1550 Market St. #350, Denver, Colorado 80202

(Address of Principal Executive Offices)

(509) 459-6100

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities register pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock	RLH	New York Stock Exchange

Item 5.02. Departure Of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On May 24, 2019, Mr. James P. Evans provided notice of his intent to retire from the Board of Directors, effective September 30, 2019, in order to pursue personal interests. Mr. Evans’ retirement was not a result of any disagreement with the Company. Mr. Evans will continue to serve as the Chair of the Nominating and Governance Committee until his retirement.

Mr. Evans joined the Board of Directors in December 2012, and served as the Company’s interim President and Chief Executive Officer from August 2013 to January 2014. His nearly 40 years of hospitality, hotel and brand management expertise were invaluable to RLHC as it transformed from a primarily hotel ownership and management business to a franchise business. The Company wishes him the best in his future endeavors.

(e) On May 21, 2019, the Compensation Committee of our Board of Directors approved an updated form of Performance-Based Restricted Stock Unit Agreement – Notice of Grant for the 2015 Stock Incentive Plan, as amended. The revised form of grant clarifies the vesting treatment for performance based restricted stock units in the event a change of control occurs during the performance period covered by the grant. The Performance-Based Restricted Stock Unit Agreements dated March 31, 2018 for each of Gregory T. Mount, Thomas L. McKeirnan and Harry Sladich were also amended to conform those agreements to this updated form, and to modify the performance targets for these grants to take into account the nine hotel sales that occurred during 2018, as was previously disclosed in the Company’s definitive proxy statement filed April 19, 2019.

On May 21, 2019, the Compensation Committee of our Board of Directors approved the 2019 RLHC Executive Officers Bonus Plan (the “Plan”). The Plan provides for potential bonuses for our Chief Executive Officer, Chief Financial Officer, Chief Operating Officer, President of Global Development and our Executive Vice Presidents. The threshold, target and maximum bonuses under the Plan (“Target Bonuses”) are as follows:

Eligible Employees	Minimum Bonus	Threshold Bonus	Target Bonus	Maximum Bonus
Executive Vice President	0% of Base Salary	25% of Base Salary	50% of Base Salary	80% of Base Salary
EVP, Chief Operating Officer	0% of Base Salary	30% of Base Salary	60% of Base Salary	96% of Base Salary
EVP, Chief Financial Officer	0% of Base Salary	35% of Base Salary	70% of Base Salary	112% of Base Salary
EVP, President of Global Development	0% of Base Salary	40% of Base Salary	80% of Base Salary	128% of Base Salary
Chief Executive Officer	0% of Base Salary	50% of Base Salary	100% of Base Salary	160% of Base Salary

Bonuses under the Plan will be based on the following two performance goals:

(1) A company goal based on target Adjusted EBITDA for 2019 (“Target Adjusted EBITDA”);

(2) One or more department or individual goals based on applicable division or department performance such as gross operating profit; revenues from group business; RevPAR growth; increase in RevPAR index; improvement in customer service competitive quality index; associate engagement; and addition of franchised and managed hotels to RLHC’s system of hotels and other goals that advance department or company strategic goals and/or personal development. The department and individual goals are established by the CEO and Compensation Committee.

To determine bonuses under the Plan, the EBITDA goal will be weighted 80% and the department/individual goals 20%. No bonus will be payable under the Plan unless the ratio (“EBITDA Goal Achievement”) of (i) our actual adjusted EBITDA for 2019, to (ii) Targeted Adjusted EBITDA exceeds 90%.

An executive must be employed by us at the time of payment in order to receive a payout. All payments under the Plan are subject to previous approval by the Compensation Committee. Bonuses payable under the Plan are subject to the Company’s clawback policy. Bonuses otherwise payable under the Plan may be deferred, partially paid or withheld in their entirety if the Compensation Committee determines that to be in the best interests of our company.

A copy of the Plan is included as Exhibit 10.2 to this report. The foregoing is a summary of the Plan. In the event of any difference between this summary and the actual terms of the Plan, the terms of the Plan will control.

Item 5.07 Submission of Matters to a Vote of Security Holders.

At our annual meeting of shareholders on May 21, 2019, four matters were submitted to a vote of our shareholders. The voting results were as follows:

1. Election of Directors. Each of the following nine individuals were elected to serve on our board of directors for terms that end at the 2019 annual meeting of shareholders. The number of votes cast for and against each nominee, the number of abstentions and the number of broker non-votes, were as follows:

Nominee	For	Against	Abstain	Broker Non-Votes
Robert G. Wolfe	15,342,881	3,694,795	3,029	2,902,476
Ted Darnall	16,413,576	2,624,751	2,305	2,902,476
James P. Evans	11,640,761	7,396,369	3,505	2,902,476
Amy E. Humphries	16,386,621	2,652,229	1,785	2,902,476
Joseph B. Megibow	16,397,890	2,640,966	1,799	2,902,476
Gregory T. Mount	16,430,713	2,606,822	3,100	2,902,476
R. Carter Pate	15,386,276	3,652,580	1,779	2,902,476
Bonny W. Simi	15,281,922	3,756,934	1,779	2,902,476
Michael Vernon	11,625,939	7,411,191	3,505	2,902,476

2. Approval of an Amendment to the 2015 Stock Incentive Plan. The shareholders did not approve the amendment to the 2015 Stock Incentive Plan. The number of votes cast for and against the proposal, and the number of abstentions and broker-non-votes, were as follows:

For	Against	Abstain	Broker Non-Votes
5,079,437	13,958,223	2,975	2,902,476

3. Ratification of Appointment of Auditors. The shareholders ratified the appointment of BDO USA, LLP as our independent registered public accounting firm for 2019. The number of votes cast for and against the proposal, and the number of abstentions, were as follows:

For	Against	Abstain
21,770,896	166,326	5,889

4. Advisory Vote on Executive Compensation. The shareholders approved, on an advisory basis, the compensation of the named executive officers as disclosed in the proxy statement for the annual meeting under the captions “Compensation Discussion and Analysis” and “Executive Compensation”. The number of votes cast for and against the proposal, and the number of abstentions and broker non-votes, were as follows:

For	Against	Abstain	Broker Non-Votes
11,667,103	7,360,457	13,075	2,902,476

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit

10.1	Form of Performance-Based Restricted Stock Unit Agreement—Notice of Grant

10.2	2019 RLHC Executive Officers Bonus Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RED LION HOTELS CORPORATION

Date: May 28, 2019	By:	/s/ Thomas L.McKeirnan
Thomas L. McKeirnan
Executive Vice President